                                                                     September 10, 2004

U.S. Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549

         Re:      The Prudential Individual Variable Contract Account
                  File No. 811-03622

                  Prudential Variable Investment Plan
                  File No. 002-80897

Dear Commissioners:

        On behalf of Prudential Insurance Company of America and The Prudential Individual Variable Contract Account (the “Account”), we hereby submit pursuant to Rule 30b2-1(b) under the Investment Company Act of 1940 (the “Act”), that the Account’s semi-annual report for the period ending June 30, 2004 has been transmitted to contract owners in accordance with Rule 30e-2(a) under the Act.

        In addition to information transmitted herewith, we incorporate by reference the following annual reports with respect to the following specific portfolios: The Prudential Series Fund, Inc.: Conservative Balanced, Diversified Bond, Equity, Flexible Managed, Global, Government Income, High Yield Bond, Jennison, Money Market, Natural Resources, Prudential Value, Small Capitalization Stock and Stock Index Portfolios.

Filer/Entity            The Prudential Series Fund, Inc.
Registration No.:       811-03623
CIK No.                 0000711175
Accession No.:          0001193125-04-152307
Date of Filing:         9/3/04

If you have any questions regarding this filing, please contact me at (973) 802-6997.

                                                              Sincerely,

                                                              /s/C. Christopher Sprague
                                                              C. Christopher Sprague
                                                              Vice President,   Corporate Counsel